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                                                                    EXHIBIT 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF WARRANTHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE; CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

                    SERIES "P" COMMON STOCK PURCHASE WARRANT

                        BIOJECT MEDICAL TECHNOLOGIES INC.

       THIS CERTIFIES that for good and valuable consideration received, Elan International Services, Ltd., or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from Bioject Medical Technologies Inc., an Oregon corporation (the "Corporation") up to 3,790,000 fully paid and nonassessable shares of common stock, without par value, of the Corporation ("Warrant Stock") at a purchase price per share (the "Exercise Price") of $1.50.

1.     TERM OF WARRANT

       Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or from time to time part, at any time on or after the date hereof and at or prior to 11:59 p.m., Pacific Standard Time, on June 30, 2006 (the "Expiration Time"). Notwithstanding the foregoing, the holder hereof shall exercise this Warrant (by payment of the applicable Exercise Price (in cash or by cancellation of indebtedness of the Corporation to the holder hereof as provided in Section 2 of this Warrant)), (i) on the Effective Date (as defined in the Agreement among the Company and Elan Pharmaceutical Investments, Ltd. and Elan International Services, Ltd. dated December 12, 2001 (the "Agreement")) for 252,666 shares of the Warrant Stock, (ii) within 30 days of the holder's receipt of written notice from the Corporation that on the first anniversary of the Effective Date the Market Price (as defined below) of common stock of the Corporation (the "Common Stock") was at least $12.50 per share (such notice to include evidence reasonably satisfactory to the holder hereof as to the basis for the calculation of such price and to be given no later than the fifth business day following such anniversary and in such manner as is specified in Section 9 of the Agreement), for 252,667 shares of the Warrant Stock and
(iii) within 30 days of the holder's receipt of written notice from the Corporation that on the second anniversary of the Effective Date the Market Price of the Common Stock was at least $15.00 per share (such notice to include evidence reasonably satisfactory to the holder hereof as to the basis for the calculation of such price and to be given no later than the fifth business day following such anniversary and in such manner as is specified in Section 9 of the Agreement), for the remaining Warrant Stock not previously purchased pursuant to an exercise of this Warrant; provided, however, the holder hereof is not obligated to make any such exercise unless at such time at least one or more registration statements is then effective pursuant to which all the Warrant Stock issued or issuable upon exercise hereof may be publicly sold by such holder under the Securities Act of 1933, as amended; provided, further, however, that notwithstanding the foregoing provisions of this sentence, the holder of this Warrant retains the right to exercise this Warrant at any time pursuant to the first sentence of this Section 1. In the event that the holder hereof has not exercised this Warrant for all Warrant Stock as of the close of business on the later of (x) the fifth business day after the second anniversary of the Effective Date if no notice pursuant to clause (iii) above has been delivered to the holder hereof on or before such date or (y) the 30th day following receipt by the holder hereof of any notice pursuant to clause (iii) above, as a result of the failure of the conditions set forth in the immediately preceding sentence, then thereafter the provisions of such sentence shall terminate and have no further force or effect. All share amounts and prices per share in this
Section 1 shall be subject to appropriate adjustment from time to time pursuant to Section 11 of this Warrant.


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       "Market Price" means, with respect to each anniversary of the Effective
Date requiring a calculation thereof as provided above, the average of the daily Closing Prices (as defined below) per share of the Common Stock for the 10 consecutive trading days ending on the trading day immediately preceding such anniversary; provided, however, that in the event that the Market Price is determined during a period following the announcement by the Corporation of (A) a dividend or distribution of Common Stock, or (B) any subdivision, combination or reclassification of Common Stock and prior to the expiration of 20 business days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of the Common Stock. "Closing Price" means the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as re-ported by NASDAQ or such other principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or any comparable system then in use or, if not so re-ported, as reported by any New York Stock Exchange member firm reasonably selected by the holder of this Warrant for purposes of establishing whether this Warrant must be exercised pursuant to the second sentence of this Section 1.

2.     EXERCISE OF WARRANT

       The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Corporation at 7620 S.W. Bridgeport Road, Portland, Oregon 97224 (or such other office or agency of the Corporation as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Corporation), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Corporation or by cancellation of indebtedness of the Corporation to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive from the Corporation a stock certificate in proper form representing the number of shares of Warrant Stock so purchased

3.     ISSUANCE OF SHARES; NO FRACTIONAL SHARES OF SCRIP

       Certificates for shares purchased hereunder shall be delivered to the holder hereof by the Corporation's transfer agent at the Corporation's expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or, subject to applicable laws, other name as shall be requested by such holder. If, upon exercise of this Warrant, fewer than all of the shares of Warrant Stock evidenced by this Warrant are purchased prior to the Expiration Time, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Warrant Stock not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The Corporation agrees that the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

4.     CHARGES, TAXES AND EXPENSES

       Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the


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

name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

5.     NO RIGHTS AS SHAREHOLDERS

       This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation prior to the exercise hereof.

6.     EXCHANGE AND REGISTRY OF WARRANT

       This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.     LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

       Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8.     SATURDAYS, SUNDAYS AND HOLIDAYS

       If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9.     MERGER, SALE OF ASSETS, ETC.

       If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the holder shall have the right to receive, upon exercise of the Warrant, the kind and amount of equity securities which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a holder of a number of shares of common stock equal to the number of shares issuable upon exercise of the Warrant immediately prior to such reorganization, consolidation, merger, sale or conveyance. If the property to be received upon such reorganization, consolidation, merger, sale or conveyance is not equity securities, the Corporation shall give the holder of this Warrant ten (10) business days prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate.

10.    SUBDIVISION, COMBINATION, RECLASSIFICATION, CONVERSION, ETC.

       If the Corporation at any time shall, by subdivision, combination, reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number


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

of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such even bears to the total number of shares of such security outstanding immediately prior to such event. The Corporation shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

11.    TRANSFERABILITY; COMPLIANCE WITH SECURITIES LAWS

       (a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 1 hereof. Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

       (b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Stock issuable upon exercise hereof are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment, and that the holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Upon exercise of this Warrant, the holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Warrant Stock so purchased are being acquired solely for holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

       (c) The Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended, and this Warrant may not be exercised except by (i) the original purchaser of this Warrant from the Corporation or (ii) an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended. Each certificate representing the Warrant Stock or other securities issued in respect of the Warrant Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

12.    REPRESENTATIONS AND WARRANTIES

       The Corporation hereby represents and warrants to the holder hereof that:

       (a) during the period this Warrant is outstanding, the Corporation will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

       (b) the issuance of this Warrant shall constitute full authority to the Corporation's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

       (c) the Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the common stock issuable upon exercise of the Warrant Stock and to carry out and perform its obligations under the teens of this Warrant;

       (d) all corporate action on the part of the Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Corporation, the authorization, sale, issuance and delivery of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Corporation's obligations hereunder has been taken;

       (e) the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Corporation's Articles of Incorporation (as they may be amended from time to time (the "Articles")), will be validly issued, fully paid and nonassessable, and free of all taxes, liens or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable federal and state securities laws; and

       (f) the issuance of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

13.    CORPORATION

       The Corporation will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

14.    GOVERNING LAW

       This Warrant shall be governed by and construed in accordance with the laws of the State of Oregon.

       IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers.

Dated: _________________________,  2002



BIOJECT MEDICAL TECHNOLOGIES INC.



By:
   -----------------------------------------
Name:
Title:


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